UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1,  2016

GLYCOMIMETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-36177	06-1686563
(Commission File No.)	(IRS Employer Identification No.)

9708 Medical Center Drive

Rockville, MD 20850

 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (240) 243-1201

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

On March 1,  2016,  GlycoMimetics, Inc. (the “Company”) entered into an at-the-market issuance sales agreement (the “Agreement”) with Cowen and Company, LLC (“Cowen”) under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.001 per share (the “Common Stock”), having an aggregate offering price of up to $40,000,000 through Cowen as its sales agent.

Also on March 1, 2016, the Company filed a prospectus supplement offering up to $19,000,000 of shares of its Common Stock in accordance with the Agreement.  The Company will be required to file another prospectus supplement in the event the Company wants to offer more than $19,000,000 in shares of its Common Stock pursuant to the Agreement.

Cowen may sell the Common Stock by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933, as amended, including without limitation sales made by means of ordinary brokers’ transactions on The NASDAQ Global Market or otherwise at market prices prevailing at the time of sale, in block transactions, or as otherwise directed by the Company. Cowen will use commercially reasonable efforts to sell the Common Stock from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay Cowen a commission equal to three percent of the gross sales proceeds of any Common Stock sold through Cowen under the Agreement, and also has provided Cowen with customary indemnification rights.

The Company is not obligated to make any sales of Common Stock under the Agreement. The offering of shares of Common Stock pursuant to the Agreement will terminate upon the earlier of (i) the sale of all Common Stock subject to the Agreement or (ii) termination of the Agreement in accordance with its terms.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.                Financial Statements and Exhibits.

(d)Exhibits

Number	Description
5.1	Opinion of Cooley LLP

10.1	Sales Agreement, dated March 1, 2016, by and between GlycoMimetics, Inc. and Cowen and Company, LLC.

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLYCOMIMETICS, INC.

Date: March 1, 2016	By:	/s/ Brian M. Hahn
Brian M. Hahn
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Cooley LLP

10.1	Sales Agreement, dated March 1, 2016, by and between GlycoMimetics, Inc. and Cowen and Company, LLC.

23.1	Consent of Cooley LLP (included in Exhibit 5.1)